AEGION®

Stronger. Safer. Infrastructure.®

2019 Stifel Cross Sector Insight Conference

June 12, 2019

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on March 1, 2019, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

About Non-GAAP Financial Measures

Aegion has presented certain information in this presentation excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the year ended December 31, 2018 exclude charges related to the Company's restructuring activities, goodwill and definite-lived intangible asset impairment, acquisition and divestiture-related activities, a change in accounting estimates, credit facility amendment fees and impacts related to the Tax Cuts and Jobs Act.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

AEGION PROTECTS, REHABILITATES AND MAINTAINS CRITICAL PIPELINE INFRASTRUCTURE AROUND THE WORLD

1 Recognized leader offering **market-driven solutions** through **integrated manufacturing and engineering** expertise and **technological differentiation**

2 Focused strategy to position Aegion in the **right markets** with the **right operating model** to deliver **sustainable growth in stockholder value**

3 Multiple **growth levers** combined with current valuation trading below historical multiples offers a **compelling investment opportunity**

Aegion Delivers Innovative Market-Driven Solutions

INFRASTRUCTURE SOLUTIONS
$604 million *(2018 revenues)*



Primarily serves
MUNICIPAL WATER & WASTEWATER MARKETS
through trenchless pipe rehabilitation solutions

CORROSION PROTECTION
$394 million *(2018 revenues)*



Primarily serves
MIDSTREAM OIL & GAS PIPELINE MARKETS
through corrosion prevention and management

ENERGY SERVICES
$336 million *(2018 revenues)*



Primarily serves
WEST COAST REFINERY MARKET
through industrial facility maintenance offerings

- *~85% of revenues generated from North America*
- *~85% of revenues from existing infrastructure*
- *Market leading positions & scale in all segments*
- *Reduced upstream exposure to <10% of revenues*

Infrastructure Solutions Overview


~60% of 2018 Segment Adjusted Operating Profit Contribution*

Market Dynamics

- North America municipal water and wastewater markets ~$1.0 - $1.2 billion each
- Aging infrastructure drives significant long-term demand that will outpace funding
- Municipal funding remains healthy, driving low- to mid-single digit annual growth expectations
- Trenchless rehabilitation is predominant method for wastewater market while 'dig and replace' is currently more accepted for water/pressure pipe market

Aegion Strengths

- Aegion pioneered cured-in-place pipe (CIPP) in 1970s and is the North America market leader today with 35 – 40% market share
- Broad portfolio of market-leading rehabilitation offerings
- Vertical integration drives significant value chain benefits
- Significant size & scale advantages

Growth Catalysts

- Margin expansion through North America productivity improvements and exit of unprofitable international contracting businesses
- Global third-party product sales
- Technological differentiation could significantly expand market potential in both water and wastewater markets



Insituform® CIPP



Fusible PVC® pipe



Tyfo® system

* Adjusted (non-GAAP) reconciliation can be found in the Appendix of this presentation. Source: Aegion internal analytics.

Driving Technological Differentiation in Wastewater Rehabilitation with UV Cure Felt Liner Offering

UV Cure Felt Liner offering combines the benefits of UV cure technology with Aegion's proven manufacturing capabilities

- 20 – 30% more cost effective than UV glass
- Reduced emissions and water usage
- Reduced project footprint
- Real-time cure monitoring during installation



~10% of wastewater CIPP market uses UV glass today

Estimated North America market size for UV glass installation

~$100 MILLION

Addressable target market for small-diameter installation

~$60 MILLION





Source: Aegion internal analytics.

Advancing Lateral Reinstatement Technology to Broaden Pressure Pipe Offerings



- Ensuring a cost-effective, leak-free lateral seal has been the weak point in commercially available small-diameter pressure pipe trenchless rehabilitation for decades
- Aegion's lateral reinstatement technology represents a major advancement of the techniques used to reinstate services after lining with a mechanical seal, offering multiple benefits:

✔ Increased accuracy	✔ Productivity	✔ Equipment Reliability	✔ Maintain industry-leading quality

Targeting field testing on CIPP projects in Q3'19

Corrosion Protection Overview



~30% of 2018 Segment Adjusted Operating Profit Contribution*

Market Dynamics

- North America cathodic protection services addressable market of >$1 billion, growing annually in mid-single digit range
- Potential for increased regulations that may expand corrosion monitoring requirements and require more stringent reporting
- Stability in upstream markets benefiting linings and coatings businesses, with significant development potential in Middle East

Aegion Strengths

- Leading North America provider of cathodic protection services, with geographic scale and on-site responsiveness
- Strong partnership with top midstream players to drive data management and analytics technologies
- Linings and coatings businesses have low capital intensity, good operating leverage and strong global project mobilization

Growth Catalysts

- Differentiating cathodic protection portfolio through technology-based services and analytics built around engineering expertise
- Margin expansion through productivity initiatives, exit of low return businesses and optimization of global overhead structure
- International growth opportunities in the Middle East should provide upside to linings and coatings businesses



Corrosion engineering



Tite Liner® system



Robotic joint weld coating

* Adjusted (non-GAAP) reconciliation can be found in the Appendix of this presentation. Source: Aegion internal analytics.

Asset Integrity Management Is a Vehicle to Expand Cathodic Protection Services with Top Customers


TOTAL ASSET
AWARENESS

Our goal is to help customers optimize their pipeline integrity budget while complying with regulations that require data to be ***"traceable, verifiable and complete"***

- Partnering with midstream majors on development and enhancement of ScanLine™ close interval survey analytics tool; Commercializing through SaaS license fee structure rollout
- Targeting 65 advanced data collection units in the field by end of Q2'19 to feed LiveLine™ annual survey repository and analytics capabilities

Time is of the essence

Information we provide to our customers has a time sensitive value. The value is highest when they can use it to optimize current year spend for integrity budget.

Visually represent data

Evolve our data deliverable to allow customers to work directly in a GIS-based system, rather than tabular data formats.

Value of integration

Customers want a digital platform that allows the integration of internal and external corrosion data to drive efficient identification of anomalies.

Drive action

Customers are on the clock to maximize their level of safe operations and regulatory compliance. Products like Scanline™ open new doors in making this happen.

Significant Pipeline of Middle East Opportunities for Industrial Linings & Coatings Businesses

- Aegion has been operating safely in the Middle East for more than a decade
- Saudi Aramco is committed to "Maintain Potential" programs, driving **$20 - $30 BILLION** of major development projects
- Teams deliver highly mobile offerings with strong returns and low capital intensity

Coatings Strength

- ✓ Strong market position for application of robotic coatings offshore
- ✓ Multiple unit rate contracts for major onshore EPC companies
- ✓ Successful completion of large 2018 coating projects bolster position in the region
- ✓ Pursuing technical differentiation with enhanced offerings

Linings Strength

- ✓ Strong position in region based on a successful 10-year history with key customers
- ✓ Over 500 km of major pipeline replacements planned over next several years, specifying HDPE liner for internal protection
- ✓ Expanding offering with HDPE rotolining for fittings to offer more comprehensive solution



Energy Services Overview



~10% of 2018 Segment Adjusted Operating Profit Contribution*

Market Dynamics

- Serves largely downstream West Coast refinery market
- California ranks 3rd and Washington 5th in U.S. oil refining capacity
- West Coast oil refinery utilization is over 90 percent
- Aging infrastructure and significant need for safe and reliable maintenance, construction and turnaround services

Aegion Strengths

- Aegion is the lead third-party maintenance provider in the West Coast refinery market, driving multi-year recurring revenue streams
- Excellent safety record
- Seamless completion of labor transitions at all refineries, converting more than 800 employees to trade unions

Growth Catalysts

- Margin expansion opportunities through overhead efficiencies following labor transitions
- Efforts underway to expand specialty service offerings in safety, turnaround support, scaffolding services and small cap construction
- Geographic growth potential into Rocky Mountains

West Coast Refinery Market


Valero
Valero

* Adjusted (non-GAAP) reconciliation can be found in the Appendix of this presentation. Source: EIA.gov.

Restructuring Actions Nearing Conclusion and Position Aegion in the Right End Markets with the Right Earnings Profile

Targeting substantial completion of multi-year restructuring initiatives in 2019, resulting in ***rebalanced earnings profile*** *with* ***greater earnings stability*** *and* ***multiple levers for growth***

- Significantly streamlined portfolio and organizational focus; More than 50 reporting units in 2014 reduced by more than 50% by the end of 2019
- Reduced upstream exposure within Energy Services and Corrosion Protection; Completed Bayou divestiture in August 2018
- Converted North America Tyfo® offering to significantly more profitable operating model
- Exit of multiple smaller international Infrastructure Solutions and Corrosion Protection businesses
- Addressing North America cathodic protection underperformance; Right-sizing of Canada to match market demand and optimization of U.S. overhead
- Reduced corporate and other operating costs through multiple cost reduction initiatives, including legal entity optimization efforts


Return on Invested Capital
Earnings Stability
Cash Flow Generation
Portfolio Assessment Criteria
Market Risk
Operating Leverage
Operational Risk

Aegion Maintaining Financial Strength through Improved Cash Flow Generation & Disciplined Capital Allocation

Improved operating cash flows and a more balanced approach to capital allocation over the last five years, following a period of M&A-focused spending early in the decade

M&A-Focused Capital Allocation
2009 – 2013
($ in millions)


Capex
$152
Share Buybacks
$40
Net Debt Reduction
$10
Acquisitions
$552
Total Operating
Cash Flows
$333

Balanced Capital Allocation
2014 – 2018
($ in millions)


Acquisitions
$122
Capex
$162
Net Debt Reduction
$82
Share Buybacks
$142
Total Operating
Cash Flows
$388

Capital Allocation Priorities


Strong Cash Flow
Debt Repayment
Targeting leverage between 2.5x – 3.0x
Capital Spend
Expect 2019 capex of $25M - $30M
M&A
Targeting organic growth; Will employ disciplined approach to drive value
Share Repurchases
Approved for $32M in FY'19; Actuals based on market price

Source: Aegion public filings.

Aegion Investment Offers Multiple Catalysts for Growth

1

Margin improvement initiatives in core North America businesses and stable annual market growth in low- to mid-single digit range

2

Renewed technology focus and differentiation will drive new market opportunities, increase competitiveness and enhance margins

3

Significant Middle East development opportunities should provide additional earnings upside with minimal capital intensity and strong operating leverage



Appendix

2018 Consolidated Non-GAAP Reconciliation

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges (1)	Acquisition/ Divestiture Related Expenses (2)	Change in Accounting Estimate (3)	Credit Facility Fees (4)	Tax Cuts and Jobs Act (5)	As Adjusted (Non-GAAP)
Revenues	$ 1,333,568						$ 1,333,568
Cost of Revenues	1,066,642		-	(2,789)	-	-	1,063,853
Gross Profit	266,926	1,881	-	2,789	-	-	271,596
Gross Profit Margin	*20.0%*						*20.4%*
Operating Expenses	219,823	(13,183)	-	-	-	-	206,640
Goodwill Impairment	1,389	(1,389)	-	-	-	-	-
Definite-lived Intangible Asset Impairment	2,169	(2,169)	-	-	-	-	-
Acquisition and Divestiture Expenses	7,004	-	(7,004)	-	-	-	-
Restructuring and Related Charges	6,894	(6,894)	-	-	-	-	-
Operating Income	29,647	25,516	7,004	2,789	-	-	64,956
Operating Income Margin	*2.2%*						*4.9%*
Interest Expense	(17,327)	-	-	-	2,179	-	(15,148)
Other Income/(Expense)	(9,881)	3,970	7,048	-	-	-	1,137
Income before Taxes	2,955	29,486	14,052	2,789	2,179	-	51,461
Taxes (benefit) on Income	(132)	5,246	3,633	632	575	1,917	11,871
Net Income	3,087	24,240	10,419	2,157	1,604	(1,917)	39,590
Non-controlling interests (income) loss	(159)	(261)	-	-	-	-	(420)
Net Income (attributable to Aegion Corporation)	$ 2,928	$ 23,979	$ 10,419	$ 2,157	$ 1,604	$ (1,917)	$ 39,170
Diluted Earnings per Share	$ 0.09	$ 0.72	$ 0.32	$ 0.07	$ 0.05	$ (0.06)	$ 1.19

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $1,881 primarily related to inventory write offs; (ii) pre-tax restructuring charges for operating expenses of $13,183 primarily related to wind-down expenses, reserves for potentially uncollectible receivables, fixed asset disposals and other restructuring-related charges; (iii) pre-tax goodwill and definite-lived intangible asset impairment charges of $1,389 and $2,169, respectively, related to the restructured operations in Denmark and Corrpro Middle East; (iv) pre-tax restructuring and related charges of $6,894 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs; and (v) pre-tax restructuring charges for other expense of $3,970 related to losses on disposal of certain restructured operations and the release of cumulative currency translation adjustments.

(2) Includes the following non-GAAP adjustments: (i) pre-tax expenses of $7,004 incurred in connection with the Company's divestiture of Bayou, small acquisitions in both Corrosion Protection and Energy Services, the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP operation in Australia; and (ii) a $7,048 loss on the divestiture of Bayou.

(3) Includes non-GAAP adjustments related to non-cash charges for estimates of inventory obsolescence in the Company's cathodic protection operations.

(4) Includes non-GAAP charges related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with amending the Company's credit facility.

(5) Includes non-GAAP adjustments related to income tax reversals resulting from the Tax Cuts and Jobs Act.

2018 Segment Non-GAAP Reconciliation

(in USD thousands)	Infrastructure Solutions			Corrosion Protection			Energy Services		
	Year Ended December 31, 2018			Year Ended December 31, 2018			Year Ended December 31, 2018		
	As Reported (GAAP)	Adjustments(1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments(3)	As Adjusted (Non-GAAP)
Revenues	$ 604,121	$ -	$ 604,121	$ 393,740	$ -	$ 393,740	$ 335,707	$ -	$ 335,707
Cost of Revenues	471,710	(1,281)	470,429	300,772	(3,389)	297,383	294,160	-	294,160
Gross Profit	132,411	1,281	133,692	92,968	3,389	96,357	41,547	-	41,547
Gross Profit Margin	*21.9%*		*22.1%*	*23.6%*		*24.5%*	*12.4%*		*12.4%*
Operating Expenses	86,990	(7,291)	79,699	71,799	(4,547)	67,252	31,675	(28)	31,647
Goodwill Impairment	1,389	(1,389)	-	-	-	-	-	-	-
Definite-lived Intangible Asset Impairment	870	(870)	-	1,299	(1,299)	-	-	-	-
Acquisition and Divestiture Expenses	432	(432)	-	2,468	(2,468)	-	-	-	-
Restructuring and Related Charges	5,221	(5,221)	-	1,119	(1,119)	-	234	(234)	-
Operating Income	$ 37,509	$ 16,484	$ 53,993	$ 16,283	$ 12,822	$ 29,105	$ 9,638	$ 262	$ 9,900
Operating Margin	*6.2%*		*8.9%*	*4.1%*		*7.4%*	*2.9%*		*2.9%*

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, fixed asset disposals, goodwill and definite-lived intangible asset impairments and other restructuring charges; and (ii) expenses incurred in connection with the divestiture of the CIPP business in Denmark and the planned divestiture of the CIPP business in Australia.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs, inventory write-offs, definite-lived intangible asset impairments and other restructuring charges; (ii) non-cash charges related to estimates for inventory obsolescence; and (iii) expenses incurred in connection with the acquisition of Hebna and divestiture of the Bayou business.

(3) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs and other restructuring charges; and (ii) expenses incurred in connection with the acquisition of Plant Performance Services, LLC.

Note: Beginning with the first quarter of 2019, Aegion began reporting corporate expenses separately rather than allocating those expenses to Aegion's operating segments. The operating results presented above reflect this alternative reporting method and were presented in Exhibit 99.1 to Aegion's Form 8-K filed on May 1, 2019.

AEGION
Stronger. Safer. Infrastructure.®

2019 Stifel Cross Sector Insight Conference

June 12, 2019